Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Barington/Hilco Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, I, Cory Lipoff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2016

	By:	/s/ Cory Lipoff
	Name:	Cory Lipoff
	Title:	Chief Executive Officer
(Principal executive officer and principal financial and accounting officer)